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                                                          EXHIBIT 10.18
                                 ISDA
             International Swap Dealers Association, Inc.

                           MASTER AGREEMENT

                     dated as of November 1, 1993

ENRON OIL & GAS COMPANY and ENRON RISK MANAGEMENT SERVICES CORP. have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master
Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 12 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by

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     payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING. If on any date amounts would otherwise be payable:-

     (i)  in the same currency; and

     (ii) in the respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of branches or offices through which the parties make and receive payments or deliveries.

(d)  DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or
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effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to
Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into) that:-

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organized and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

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     (v)  OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3 (d) in the
Schedule is, as of the date of the information, true accurate and complete in every material respect.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit
Support Document to which it is a party:-

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party any forms, documents or certificates specified in the Schedule or any Confirmation by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c)  COMPLY WITH LAWS. It will comply in all material respects with

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all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under
     Section 2(a)(i) or 2(d) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(d) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

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     (iv) MISREPRESENTATION. A representation made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v)  DEFAULT UNDER SPECIFIED TRANSACTION.  The party, any
     Credit Support Provider of such party or any applicable
     Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of
     (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than this applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts of fails or admits in writing its

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          inability generally to pay its debts as they become due; (3)
          makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment or insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws or any jurisdiction, has an analogous effect to any of the events specified in clauses
          (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party of any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the

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          performance by such resulting, surviving or transferee
          entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (ii) below or an Additional Termination Event if the Event is specified pursuant to (iii) below:-

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b) for such party (which will be the Affected Party):-

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (iii) ADDITIONAL TERMINATION EVENT. If any "Additional
     Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the

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Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-Defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto,
(8).

(b)  RIGHTS TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(1) occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iii) RIGHTS TO TERMINATE. If:-

          (1) an agreement under section 6(b)(ii) has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section
          6(b)(i); or

          (2) an Illegality other than that referred to in Section 6(b)(ii), a Credit Event Upon Merger or an Additional
          Termination Event occurs,

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          either party in the case of an Illegality, any Affected
          Party in the case of an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence of effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(d) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest

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     thereon (before as well as after judgment), from (and including)
     the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

          (1)  FIRST METHOD AND MARKET QUOTATION. If the First
          Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Unpaid Amounts owing to the Non-defaulting Party over (B) the Unpaid Amounts owing to the Defaulting Party.

          (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect to the Termination Transactions and the Unpaid Amounts owing to the Non-defaulting Party less (B) the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the

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absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:-

          (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2)  TWO AFFECTED PARTIES. If there are two Affected
          Parties:-

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the
               difference between the Settlement Amount of the   party
               with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Unpaid Amounts owing to X less (II) the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this
     Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the

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     date for payment determined under Section 6(d)(ii).

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

Neither this Agreement nor any obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under
Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Section 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

9.   EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

10.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

     (i) if in writing and delivered in person or by courier, on the date it is delivered:

     (ii) if sent by telex, on the date the recipient's answerback is received.

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of delivery (or attempted deliver) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

11.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

12.  DEFINITIONS

As used in this Agreement:-

"Additional Termination Event" has the meaning specified in Section
5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination
Event consisting of an Illegality, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(a) of either party from and after the date (determined in accordance with Section 6(d)(ii) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by
it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with
Section 6(a) or 6(b)(iii).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"law" includes any treaty, law, rule or regulation and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located,
(c) in relation to any notice or other communication, including notice contemplated under Section

5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss or bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 9. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as it reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotation from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under
Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the player of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early
Termination Date, the sum of:-

(a) the Market Quotation (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected
Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Event" means an Illegality or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

ENRON OIL & GAS COMPANY
     (Name of Party)

BY:
     Name:  George E. Uthlaut
     Title: Sr. Vice President, Operations
     Date:  November 9, 1993

ENRON RISK MANAGEMENT SERVICES CORP.
     (Name of Party)

BY:
     Name:  Lou L. Pai
     Title: President
     Date:  November 9, 1993

                                 ISDA
             INTERNATIONAL SWAP DEALERS ASSOCIATION, INC.

                               SCHEDULE

                                TO THE

                            MASTER AGREEMENT

                      DATED AS OF NOVEMBER ____, 1993


   BETWEEN ENRON OIL & GAS COMPANY AND ENRON RISK MANAGEMENT SERVICES CORP.
               ("Party A")                        ("Party B")

Part l.   TERMINATION PROVISIONS.

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:--

     Section5 (a)(v),

     Section 5(a)(vi),

     Section 5(a)(vii),

     Section 5(b)(ii),

                AND IN RELATION TO PARTY B FOR THE PURPOSE OF:

     Section 5(a)(v),

     Section 5(a)(vi),

     Section 5(a)(vii),

     Section 5(b)(ii),

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 12 of this Agreement unless another meaning is specified here

(c)  THE "CROSS DEFAULT" provisions of Section 5(a)(vi)
                                             will apply to Party A
                                             will apply to Party B

     If such provisions apply:--

     "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 12 of this Agreement unless another meaning is specified here

     "THRESHOLD AMOUNT" means a) as to Party A, $25,000,000, and b) as to Party B $10,000,000.

(d)  THE "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(ii)
                                                  will apply to Party A
                                                  will apply to Party B

(e)  THE "AUTOMATIC EARLY TERMINATION" provision of Section 6(a)
                                                  will apply to Party A
                                                  will apply to Party B

(f)  PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this
     Agreement:--     (i)  Market Quotation    will apply
     (ii) The Second Method   will apply

(g) ADDITIONAL TERMINATION EVENT will not apply. The following shall constitute an Additional Termination Event:--

     For the purpose of the foregoing Termination Event, the Affected Party or Affected Parties shall be:--

Part 2.    AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents, as applicable:--

PARTY REQUIRED    FORM/DOCUMENT/    DATE BY WHICH        COVERED BY
TO DELIVERY       CERTIFICATE       TO BE DELIVERED     SECTION 3(D)
DOCUMENT                                               REPRESENTATION

                                                           Yes/No
                                                           Yes/No
                                                           Yes/No
                                                           Yes/No
                                                           Yes/No

Part 3.    MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES.  For the purpose of Section 10(a) of this
     Agreement:--

     Addresses for notices or communications to Party A:--

     Address:  1400 Smith Street, Houston, Texas   77002

     Attention:     Director, Marketing Administration

     Telex No.:                                   Answerback:

     Facsimile No:  (713) 646-2113                Telephone No.:

     Electronic Messaging System Details:

     Address for notices or communications to PartyB:--

     Address:  1400 Smith Street, Houston, Texas   77002

     Attention:     Administration (Trading)

     Telex No.:     765443                        Answerback:    ENRONCORP

     Facsimile No.  (713) 646-3239                Telephone No.:

     Electronic Messaging System Details:    None

(b)  CALCULATION AGENT.  The Calculation Agent is PARTY B   unless otherwise
     specified      in a Confirmation in relation to the relevant Transaction.

(c)  CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:-
     See Part 4

(d)  CREDIT SUPPORT PROVIDER.  Credit Support Provider means in relation to
     Party A.

     Credit Support Provider means in relation to Party B.

(e) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Texas (without reference to choice of law doctrine).

(f) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the Transactions.

(g) "Affiliate" will have the meaning specified in Section 12 of this Agreement unless another meaning is specified here

Part 4.    OTHER PROVISIONS

1. CREDIT SUPPORT DOCUMENT - To the extent the majority of the capital stock of any party is no longer owned by Enron Corp. (either directly or indirectly), the other party may require the first party to provide a Credit Support Document as security for the performance of the first party's obligations hereunder. Such Credit Support Document shall be reasonably acceptable to the other party.

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 10, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1268.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       February 10, 1993
       Ref. No.:  1268.0
       Page 2

Quantity Per                 PERIOD              QUANTITY PER MONTH
Period:                                              PER PERIOD
                          March 1, 1993
                               thru                 120,000/MMBtu
                          March 31, 1993
                          April 1, 1993
                               thru                 510,000/MMBtu
                          April 30, 1993
                           May 1, 1993
                               thru                 580,000/MMBtu
                           May 31,1993
                           June 1, 1993
                               thru                 750,000/MMBtu
                          June 30, 1993
                           July 1, 1993
                               thru                    0/MMBtu
                          July 31, 1993
                          August 1, 1993
                               thru                 750,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 530,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 750,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 750,000/MMBtu
                        November 30, 1993
                         December 1, 1993
                               thru                 750,000/MMBtu
                        December 31, 1993

                       "MMBtu" means one million British thermal Units.

Effective Date:           March 1, 1993

Termination Date:         December 31, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

             Enron Risk Management Services Corp.
       February 10, 1993
       Ref. No.:  1268.0
       Page 3

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          February 19, 1993.

Fixed Amount:             $1.715/MMBtu/Dry x 120,000 MMBtu per month
                          for the delivery month of March, 1993.
                          $1.712/MMBtu/Dry x 510,000 MMBtu per month for the delivery month of April, 1993.
                          $1.71/MMBtu/Dry x 580,000 MMBtu per month for the delivery month of May, 1993.
                          $1.71/MMBtu/Dry x 750,000 MMBtu per month for the delivery month of June, 1993.
                          $0.00/MMBtu/Dry x 0 MMBtu per month for the delivery month of July, 1993.
                          $1.755/MMBtu/Dry x 750,000 MMBtu per month for the delivery month of August, 1993.
                          $1.785/MMBtu/Dry x 530,000 MMBtu per month for the delivery month of September, 1993.
                          $1.915/MMBtu/Dry x 750,000 MMBtu per month for the delivery month of October, 1993.
                          $2.075/MMBtu/Dry x 750,000 MMBtu per month for the delivery month of November, 1993.
                          $2.25/MMBtu/Dry x 750,000 MMBtu per month for the delivery month of December, 1993.

Period: Each calendar month beginning with March, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          February 19, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

       Enron Risk Management Services Corp.
       February 10, 1993
       Ref. No.:  1268.0
       Page 4

Period: Each calendar month beginning with March, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.    ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President       February 10, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 12, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1286.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:             June 1, 1991

Between:                 Enron Oil & Gas Marketing, Inc. (EOG)

And:                     Enron Risk Management Services Corp. (ERMS)


       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       February 12, 1993
       Ref. No.:  1286.0
       Page 2

Quantity Per                 PERIOD               QUANTITY PER DAY
Period:                                              PER PERIOD
                          March 1, 1993
                               thru                 30,000/MMBtu
                          March 31, 1993
                          April 1, 1993
                               thru                 30,000/MMBtu
                          April 30, 1993
                           May 1, 1993
                               thru                 30,000/MMBtu
                           May 31,1993
                           June 1, 1993
                               thru                 30,000/MMBtu
                          June 30, 1993
                           July 1, 1993
                               thru                 30,000/MMBtu
                          July 31, 1993
                          August 1, 1993
                               thru                 30,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 30,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 30,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 30,000/MMBtu
                        November 30, 1993
                         December 1, 1993
                               thru                 30,000/MMBtu
                        December 31, 1993

                      "MMBtu" means one million British thermal Units.

Effective Date:           March 1, 1993

Termination Date:         December 31, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

       Enron Risk Management Services Corp.
       February 12, 1993
       Ref. No.:  1286.0
       Page 3

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          February 19, 1993.

Fixed Amount:             $1.72/MMBtu/Dry x 30,000 MMBtu per day for
                          the delivery month of March, 1993.
                          $1.715/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of April, 1993.
                          $1.697/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of May, 1993.
                          $1.712/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of June, 1993.
                          $1.715/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of July, 1993.
                          $1.743/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of August, 1993.
                          $1.775/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of September, 1993.
                          $1.926/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of October, 1993.
                          $2.084/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of November, 1993.
                          $2.278/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with March, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          February 19, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

       Enron Risk Management Services Corp.
       February 12, 1993
       Ref. No.:  1286.0
       Page 4

Period: Each calendar month beginning with March, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President   February 12, 1993

          To:     Enron Oil & Gas Marketing, Inc.
                  1400 Smith Street
                  Houston, TX  77002

        Attn:     Business Development Dept.

        From:     Enron Risk Management Services Corp.
                  1400 Smith Street
                  Houston, TX  77002

        Date:     February 16, 1993

                                 CONFIRMATION LETTER

        ERMS Transaction Reference No.:  1291.0

             The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

             The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

             Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

             This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

        Dated As Of:                June 1, 1991

        Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

        And:                        Enron Risk Management Services
                                    Corp. (ERMS)

             Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

             The terms of the particular Swap Transaction to which this Confirmation relates are as follows:
        Commodity:                  Pipeline quality natural gas
                                    ("Natural Gas")

        Quantity Per                 Period               Quantity Per Day
        Period:                                              Per Period
                                 January 1, 1994
                                       thru                 60,000/MMBtu
                                 January 31, 1994
                                 February 1, 1994
                                       thru                 60,000/MMBtu
                                February 28, 1994

        Enron Risk Management Services Corp.
        February 16, 1993
        Ref. No.:  1291.0
        Page 2

                                  "MMBtu" means one million British thermal
                                  Units.

        Effective Date:           January 1, 1994

        Termination Date:         February 28, 1994

             The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

        Fixed Price Payor:        ERMS

        Payment Dates:            Twenty-five days after each Period End Date.

        Period End Date:          The last NYMEX Trading Day for the natural
                                  gas contract for the appropriate delivery month. The first Period End Date being
                                  December 22, 1993.

        Fixed Amount:             $2.276/MMBtu/Dry x 60,000 MMBtu per day for
                                  the delivery month of January, 1994.
                                  $1.988/MMBtu/Dry x 60,000 MMBtu per day for the delivery month of February, 1994.

        Period: Each calendar month beginning with January, 1994.

             The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

        Floating Price Payor:     EOG

        Payment Dates:            Twenty-five days after each Period End Date.

        Period End Date:          The last NYMEX Trading Day for the natural
                                  gas contract for the appropriate delivery month. The first Period End Date being
                                  December 22, 1993.

        Enron Risk Management Services Corp.
        February 16, 1993
        Ref. No.:  1291.0
        Page 3

        Floating Amount:          The product of:  The Quantity Per Period x
                                  the average of the settlement prices for the natural gas contract on the New York
                                  Mercantile Exchange for the appropriate
                                  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

        Period: Each calendar month beginning with January, 1994.

        Banking Day Convention:   If any specified Payment Date is not a New
                                  York Banking Day such Payment Date will be the first following day which is a New York
                                  Banking Day.

        Alternate Component Prices:

             If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

             Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

             The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

             Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

        Enron Risk Management Services Corp.
        February 16, 1993
        Ref. No.:  1291.0
        Page 4

             Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

        Regards,

        ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

        Andrew N. Hoyle                   Joseph Pokalsky
        Vice President, Marketing         Vice President    February 16, 1993

 To:   Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 16, 1993

                      REVISED CONFIRMATION LETTER

ERMS Transaction Reference No.:  1292.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       February 16, 1993
       Ref. No.:  1292.0
       Page 2

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                          April 1, 1993
                               thru                 45,000/MMBtu
                          April 30, 1993
                           May 1, 1993
                               thru                 45,000/MMBtu
                           May 31,1993
                           June 1, 1993
                               thru                 45,000/MMBtu
                          June 30, 1993
                           July 1, 1993
                               thru                 45,000/MMBtu
                          July 31, 1993
                          August 1, 1993
                               thru                 45,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 45,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 45,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 45,000/MMBtu
                        November 30, 1993
                         December 1, 1993
                               thru                 45,000/MMBtu
                        December 31, 1993

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           April 1, 1993

Termination Date:         December 31, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          March 24, 1993.

       Enron Risk Management Services Corp.
       February 16, 1993
       Ref. No.:  1292.0
       Page 3

Fixed Amount:             $1.739/MMBtu/Dry x 45,000 MMBtu per day for
                          the delivery month of April, 1993.
                          $1.72/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of May, 1993.
                          $1.719/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of June, 1993.
                          $1.719/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of July, 1993.
                          $1.738/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of August, 1993.
                          $1.763/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of September, 1993.
                          $1.918/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of October, 1993.
                          $2.076/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of November, 1993.
                          $2.274/MMBtu/Dry x 45,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with April, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          March 24, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

       Enron Risk Management Services Corp.
       February 16, 1993
       Ref. No.:  1292.0
       Page 4

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President    February 16, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 17, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1304.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       February 17, 1993
       Ref. No.:  1304.0
       Page 2

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                          April 1, 1993
                               thru                 25,000/MMBtu
                          April 30, 1993
                           May 1, 1993
                               thru                 25,000/MMBtu
                           May 31,1993
                           June 1, 1993
                               thru                 25,000/MMBtu
                          June 30, 1993
                           July 1, 1993
                               thru                 25,000/MMBtu
                          July 31, 1993
                          August 1, 1993
                               thru                 25,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 25,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 25,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 25,000/MMBtu
                        November 30, 1993
                         December 1, 1993
                               thru                 25,000/MMBtu
                        December 31, 1993

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           April 1, 1993

Termination Date:         December 31, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          March 24, 1993.

       Enron Risk Management Services Corp.
       February 17, 1993
       Ref. No.:  1304.0
       Page 3

Fixed Amount:             $1.76/MMBtu/Dry x 25,000 MMBtu per day for
                          the delivery month of April, 1993.
                          $1.742/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of May, 1993.
                          $1.734/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of June, 1993.
                          $1.736/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of July, 1993.
                          $1.744/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of August, 1993.
                          $1.77/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of September, 1993.
                          $1.926/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of October, 1993.
                          $2.075/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.
                          $2.266/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of December, 1993.

Period: Each calendar month beginning with April, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          March 24, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

       Enron Risk Management Services Corp.
       February 17, 1993
       Ref. No.:  1304.0
       Page 4

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President    February 17, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 17, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1305.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                         January 1, 1994
                               thru                 55,000/MMBtu
                         January 31, 1994
                         February 1, 1994
                               thru                 55,000/MMBtu
                        February 28, 1994

       Enron Risk Management Services Corp.
       February 17, 1993
       Ref. No.:  1305.0
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           January 1, 1994

Termination Date:         February 28, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          December 22, 1993.

Fixed Amount:             $2.282/MMBtu/Dry x 55,000 MMBtu per day for
                          the delivery month of January, 1994.
                          $1.993/MMBtu/Dry x 55,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with January, 1994.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          December 22, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with January, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

       Enron Risk Management Services Corp.
       February 17, 1993
       Ref. No.:  1305.0
       Page 3

Period: Each calendar month beginning with January, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp.
       February 17, 1993
       Ref. No.:  1305.0
       Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President    February 17, 1993

          To:     Enron Oil & Gas Marketing, Inc.
                  1400 Smith Street
                  Houston, TX  77002

        Attn:     Business Development Dept.

        From:     Enron Risk Management Services Corp.
                  1400 Smith Street
                  Houston, TX  77002

        Date:     February 19, 1993

                                 CONFIRMATION LETTER

        ERMS Transaction Reference No.:  1321.0

             The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

             The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

             Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

             This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

        Dated As Of:                June 1, 1991

        Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

        And:                        Enron Risk Management Services
                                    Corp. (ERMS)

             Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

             The terms of the particular Swap Transaction to which this Confirmation relates are as follows:
        Commodity:                  Pipeline quality natural gas
                                    ("Natural Gas")

        Enron Risk Management Services Corp.
        February 19, 1993
        Ref. No.:  1321.0
        Page 2

        Quantity Per                 Period               Quantity Per Day
        Period:                                              Per Period
                                 January 1, 1994
                                       thru                 10,000/MMBtu
                                 January 31, 1994
                                 February 1, 1994
                                       thru                 10,000/MMBtu
                                February 28, 1994

                                  "MMBtu" means one million British thermal
                                  Units.

        Effective Date:           January 1, 1994

        Termination Date:         February 28, 1994

             The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

        Fixed Price Payor:        ERMS

        Payment Dates:            Twenty-five days after each Period End Date.

        Period End Date:          The last NYMEX Trading Day for the natural
                                  gas contract for the appropriate delivery month. The first Period End Date being
                                  December 22, 1993.

        Fixed Amount:             $2.265/MMBtu/Dry x 10,000 MMBtu per day for
                                  the delivery month of January, 1994.
                                  $1.99/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of February, 1994.

        Period: Each calendar month beginning with January, 1994.

             The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

        Floating Price Payor:     EOG

        Enron Risk Management Services Corp.
        February 19, 1993
        Ref. No.:  1321.0
        Page 3

        Payment Dates:            Twenty-five days after each Period End Date.

        Period End Date:          The last NYMEX Trading Day for the natural
                                  gas contract for the appropriate delivery month. The first Period End Date being
                                  December 22, 1993.

        Floating Amount:          The product of:  The Quantity Per Period x
                                  the average of the settlement prices for the natural gas contract on the New York
                                  Mercantile Exchange for the appropriate
                                  delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

        Period: Each calendar month beginning with January, 1994.

        Banking Day Convention:   If any specified Payment Date is not a New
                                  York Banking Day such Payment Date will be the first following day which is a New York
                                  Banking Day.

        Alternate Component Prices:

             If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

             Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

             The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

             Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

        Enron Risk Management Services Corp.
        February 19, 1993
        Ref. No.:  1321.0
        Page 4

             Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

        Regards,

        ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

        Andrew N. Hoyle                   Joseph Pokalsky
        Vice President, Marketing         Vice President    February 19, 1993

        To:     Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     February 23, 1993

                                 CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1335.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

        Enron Risk Management Services Corp.
        February 23, 1993
        Ref. No.:  1335.0
        Page 2

      Quantity Per                 Period               Quantity Per Day
      Period:                                              Per Period
                                April 1, 1993
                                     thru                 25,000/MMBtu
                                April 30, 1993
                                 May 1, 1993
                                     thru                 25,000/MMBtu
                                 May 31,1993
                                 June 1, 1993
                                     thru                 25,000/MMBtu
                                June 30, 1993
                                 July 1, 1993
                                     thru                 25,000/MMBtu
                                July 31, 1993
                                August 1, 1993
                                     thru                 25,000/MMBtu
                               August 31, 1993
                              September 1, 1993
                                     thru                 25,000/MMBtu
                              September 30, 1993
                               October 1, 1993
                                     thru                 25,000/MMBtu
                               October 31, 1993
                               November 1, 1993
                                     thru                 25,000/MMBtu
                              November 30, 1993
                               December 1, 1993
                                     thru                 20,000/MMBtu
                              December 31, 1993
                               January 1, 1994
                                     thru                 20,000/MMBtu
                               January 31, 1994
                               February 1, 1994
                                     thru                 15,000/MMBtu
                              February 28, 1994

                             "MMBtu" means one million British thermal Units.

      Effective Date:           April 1, 1993

      Termination Date:         February 28, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        ERMS

      Payment Dates:            Twenty-five days after each Period End Date.

      Enron Risk Management Services Corp.
      February 23, 1993
      Ref. No.:  1335.0
      Page 3

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                March 24, 1993.

      Fixed Amount:             $1.856/MMBtu/Dry x 25,000 MMBtu per day for
                                the delivery month of April, 1993.
                                $1.794/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of May, 1993.
                                $1.755/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of June, 1993.
                                $1.745/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of July, 1993.
                                $1.75/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of August, 1993.
                                $1.77/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of September, 1993.
                                $1.915/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of October, 1993.
                                $2.083/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.
                                $2.26/MMBtu/Dry x 20,000 MMBtu per day for the delivery month of December, 1993.
                                $2.26/MMBtu/Dry x 20,000 MMBtu per day for the delivery month of January, 1994.
                                $1.985/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of February, 1994.

      Period: Each calendar month beginning with April, 1993.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     EOG

      Payment Dates:            Twenty-five days after each Period End Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                March 24, 1993.

      Enron Risk Management Services Corp.
      February 23, 1993
      Ref. No.:  1335.0
      Page 4

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period: Each calendar month beginning with April, 1993.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.


      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Enron Risk Management Services Corp.
      February 23, 1993
      Ref. No.:  1335.0
      Page 5

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.


      Andrew N. Hoyle                   Joseph Pokalsky
      Vice President, Marketing         Vice President   February 23, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  February 25, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1338.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

      Enron Risk Management Services Corp.
      February 23, 1993
      Ref. No.:  1338.0
      Page 2

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                         December 1, 1993
                               thru                  5,000/MMBtu
                        December 31, 1993
                         January 1, 1994
                               thru                  5,000/MMBtu
                         January 31, 1994
                         February 1, 1994
                               thru                 10,000/MMBtu
                        February 28, 1994

                        "MMBtu" means one million British thermal Units.

Effective Date:         December 1, 1993

Termination Date:       February 28, 1994

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          November 19, 1993.

Fixed Amount:             $2.24/MMBtu/Dry x 5,000 MMBtu per day for
                          the delivery month of December, 1993.
                          $2.24/MMBtu/Dry x 5,000 MMBtu per day for the delivery month of January, 1994.
                          $1.975/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of February, 1994.

Period: Each calendar month beginning with December, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

       Enron Risk Management Services Corp.
       February 25, 1993
       Ref. No.:  1338.0
       Page 3

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          November 19, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with January, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with December, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp.
       February 25, 1993
       Ref. No.:  1338.0
       Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President    February 25, 1993

      To:       Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     March 12, 1993

                             REVISED CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1370.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

       Enron Risk Management Services Corp.
       February 25, 1993
       Ref. No.:  1370.0
       Page 2

      Quantity Per                 Period               Quantity Per Day
      Period:                                              Per Period
                                 May 1, 1993
                                     thru                 15,000/MMBtu
                                 May 31,1993
                                 June 1, 1993
                                     thru                 15,000/MMBtu
                                June 30, 1993
                                 July 1, 1993
                                     thru                 15,000/MMBtu
                                July 31, 1993
                                August 1, 1993
                                     thru                 15,000/MMBtu
                               August 31, 1993
                              September 1, 1993
                                     thru                 15,000/MMBtu
                              September 30, 1993
                               October 1, 1993
                                     thru                 15,000/MMBtu
                               October 31, 1993
                               November 1, 1993
                                     thru                 15,000/MMBtu
                              November 30, 1993
                               December 1, 1993
                                     thru                 10,000/MMBtu
                              December 31, 1993
                               January 1, 1994
                                     thru                 10,000/MMBtu
                               January 31, 1994
                               February 1, 1994
                                     thru                 10,000/MMBtu
                              February 28, 1994

                                March 1, 1994             15,000/MMBtu
                                     thru
                                March 31, 1994

                              "MMBtu" means one million British thermal Units.

      Effective Date:           May 1, 1993

      Termination Date:         March 31, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        ERMS

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Enron Risk Management Services Corp.
      March 12, 1993
      Ref. No.:  1370.0
      Page 3

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                April 23, 1993.

      Fixed Amount:             $1.895/MMBtu/Dry x 15,000 MMBtu per day for
                                the delivery month of May, 1993.
                                $1.842/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of June, 1993.
                                $1.82/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of July, 1993.
                                $1.815/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of August, 1993.
                                $1.82/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of September, 1993.
                                $1.92/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of October, 1993.
                                $2.07/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of November, 1993.
                                $2.235/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of December, 1993.
                                $2.235/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of January, 1994.
                                $1.985/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of February, 1994.
                                $1.815/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of March, 1994.

      Period:                   Each calendar month beginning with May, 1993.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     EOG

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                April 23, 1993.

      Enron Risk Management Services Corp.
      March 12, 1993
      Ref. No.:  1370.0
      Page 4

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with May, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period:                   Each calendar month beginning with May,
                                1993.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.

      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

      Enron Risk Management Services Corp.
      March 12, 1993
      Ref. No.:  1370.0
      Page 5

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

      Andrew N. Hoyle                   Lou L. Pai
      Vice President, Marketing         Vice President       March 12, 1993

        To:     Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     April 6, 1993

                                 CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1471.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

      Quantity Per                 Period               Quantity Per Day
      Period:                                              Per Period
                               December 1, 1993
                                     thru                  7,500/MMBtu
                              December 31, 1993
                               January 1, 1994
                                     thru                 20,000/MMBtu
                               January 31, 1994

      Enron Risk Management Services Corp.
      April 6, 1993
      Ref. No.:  1471.0
      Page 2

                                "MMBtu" means one million British thermal
                                Units.

      Effective Date:           December 1, 1993

      Termination Date:         January 31, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        EOG

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                November 22, 1993.

      Fixed Amount:             $2.41/MMBtu/Dry x 7,500 MMBtu per day for
                                the delivery month of December, 1993.
                                $2.375/MMBtu/Dry x 20,000 MMBtu per day for the delivery month of January, 1994.

      Period: Each calendar month beginning with December, 1993.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     ERMS

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                November 19, 1993.

      Enron Risk Management Services Corp.
      April 6, 1993
      Ref. No.:  1471.0
      Page 3

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with December, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period: Each calendar month beginning with December, 1993.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.

      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

      Enron Risk Management Services Corp.
      April 6, 1993
      Ref. No.:  1471.0
      Page 4

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

      (Title)           (Date)          Lou L. Pai
                                        Vice President       April 6, 1993

        To:     Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     April 13, 1993

                                 CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1485.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

      Enron Risk Management Services Corp.
      April 6, 1993
      Ref. No.:  1485.0
      Page 2

      Quantity Per                 Period              Quantity Per Month
      Period:                                              Per Period
                                March 1, 1994
                                     thru                 155,000/MMBtu
                                March 31, 1994
                                April 1, 1994
                                     thru                 150,000/MMBtu
                                April 30, 1994
                                 May 1, 1994
                                     thru                 155,000/MMBtu
                                 May 31, 1994
                                 June 1, 1994
                                     thru                 150,000/MMBtu
                                June 30, 1994
                                 July 1, 1994
                                     thru                 155,000/MMBtu
                                July 31, 1994
                                August 1, 1994
                                     thru                 155,000/MMBtu
                               August 31, 1994
                              September 1, 1994
                                     thru                 150,000/MMBtu
                              September 30, 1994
                               October 1, 1994
                                     thru                 155,000/MMBtu
                               October 31, 1994

                                "MMBtu" means one million British thermal
                                Units.

      Effective Date:           March 1, 1994

      Termination Date:         October 31, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        ERMS

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Enron Risk Management Services Corp.
      March 13, 1993
      Ref. No.:  1485.0
      Page 3

      Fixed Amount:             $2.091/MMBtu/Dry x 155,000 MMBtu per month
                                for the delivery month of March, 1994.
                                $2.066/MMBtu/Dry x 150,000 MMBtu per month for the delivery month of April, 1994.
                                $2.076/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of May, 1994.
                                $2.086/MMBtu/Dry x 150,000 MMBtu per month for the delivery month of June, 1994.
                                $2.096/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of July, 1994.
                                $2.101/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of August, 1994.
                                $2.108/MMBtu/Dry x 150,000 MMBtu per month for the delivery month of September, 1994.
                                $2.176/MMBtu/Dry x 155,000 MMBtu per month for the delivery month of October, 1994.

      Period: Each calendar month beginning with March, 1994.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     EOG

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period: Each calendar month beginning with March, 1994.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.

      Enron Risk Management Services Corp.
      March 13, 1993
      Ref. No.:  1485.0
      Page 4

      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

      Andrew N. Hoyle                   Joseph Pokalsky
      Vice President, Marketing         Vice President       April 13, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 13, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1486.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc.(EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this
Confirmation relates are as follows:
Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1486.0
       Page 2

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                           June 1, 1993
                               thru                 10,000/MMBtu
                          June 30, 1993
                           July 1, 1993
                               thru                 10,000/MMBtu
                          July 31, 1993
                          August 1, 1993
                               thru                 10,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 10,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 10,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 10,000/MMBtu
                        November 30, 1993

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           June 1, 1993

Termination Date:         November 30, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being May
                          21, 1993.

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1486.0
       Page 3

Fixed Amount:             $2.259/MMBtu/Dry x 10,000 MMBtu per day for
                          the delivery month of June, 1993.
                          $2.233/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of July, 1993.
                          $2.243/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of August, 1993.
                          $2.252/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of September, 1993.
                          $2.31/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of October, 1993.
                          $2.422/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of November, 1993.

Period: Each calendar month beginning with April, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being
                          March 24, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with March, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with April, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1486.0
       Page 4

reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President    February 17, 1993
[DATE]
        To:     Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     April 13, 1993

                                 CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1494.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1494.0
       Page 2

      Quantity Per                 Period              Quantity Per Month
      Period:                                              Per Period
                                March 1, 1994
                                     thru                 620,000/MMBtu
                                March 31, 1994
                                April 1, 1994
                                     thru                 600,000/MMBtu
                                April 30, 1994
                                 May 1, 1994
                                     thru                 620,000/MMBtu
                                 May 31, 1994
                                 June 1, 1994
                                     thru                 600,000/MMBtu
                                June 30, 1994
                                 July 1, 1994
                                     thru                 620,000/MMBtu
                                July 31, 1994
                                August 1, 1994
                                     thru                 620,000/MMBtu
                               August 31, 1994
                              September 1, 1994
                                     thru                 600,000/MMBtu
                              September 30, 1994
                               October 1, 1994
                                     thru                 620,000/MMBtu
                               October 31, 1994

                                "MMBtu" means one million British thermal
                                Units.

      Effective Date:           March 1, 1994

      Termination Date:         October 31, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        ERMS

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Enron Risk Management Services Corp.
      April 13, 1993
      Ref. No.:  1494.0
      Page 3

      Fixed Amount:             $2.125/MMBtu/Dry x 620,000 MMBtu per month
                                for the delivery month of March, 1994.
                                $2.085/MMBtu/Dry x 600,000 MMBtu per month for the delivery month of April, 1994.
                                $2.095/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of May, 1994.
                                $2.11/MMBtu/Dry x 600,000 MMBtu per month for the delivery month of June, 1994.
                                $2.11/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of July, 1994.
                                $2.11/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of August, 1994.
                                $2.12/MMBtu/Dry x 600,000 MMBtu per month for the delivery month of September, 1994.
                                $2.20/MMBtu/Dry x 620,000 MMBtu per month for the delivery month of October, 1994.

      Period: Each calendar month beginning with March, 1994.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     EOG

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period: Each calendar month beginning with March, 1994.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.

      Enron Risk Management Services Corp.
      April 13, 1993
      Ref. No.:  1494.0
      Page 4

      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

      Andrew N. Hoyle                   Joseph Pokalsky
      Vice President, Marketing         Vice President       April 13, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 13, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1495.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1495.0
       Page 2

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                           June 1, 1993
                               thru                 10,000/MMBtu
                          June 30, 1993
                           July 1, 1993
                               thru                 10,000/MMBtu
                          July 31, 1993
                          August 1, 1993
                               thru                 10,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 10,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 10,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 10,000/MMBtu
                        November 30, 1993

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           June 1, 1993

Termination Date:         November 30, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being May
                          21, 1993.

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1495.0
       Page 3

Fixed Amount:             $2.35/MMBtu/Dry x 10,000 MMBtu per day for
                          the delivery month of June, 1993.
                          $2.33/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of July, 1993.
                          $2.33/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of August, 1993.
                          $2.35/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of September, 1993.
                          $2.38/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of October, 1993.
                          $2.49/MMBtu/Dry x 10,000 MMBtu per day for the delivery month of November, 1993.

Period: Each calendar month beginning with June, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being May
                          21, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with June, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with June, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely

       Enron Risk Management Services Corp.
       April 13, 1993
       Ref. No.:  1495.0
       Page 4

reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President       April 13, 1993

To:    Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 13, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1509.0

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                          August 1, 1994
                               thru                 15,000/MMBtu
                         August 31, 1994
                        September 1, 1994
                               thru                 15,000/MMBtu
                        September 30, 1994

       Enron Risk Management Services Corp.
       April 14, 1993
       Ref. No.:  1509.0
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           August 1, 1994

Termination Date:         September 30, 1994

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being July
                          22, 1994

Fixed Amount:             $2.235/MMBtu/Dry x 15,000 MMBtu per day for
                          the delivery month of August, 1994.
                          $2.23/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of September, 1994.

Period: Each calendar month beginning with August, 1994.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being July
                          22, 1994.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with June, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

       Enron Risk Management Services Corp.
       April 14, 1993
       Ref. No.:  1509.0
       Page 3

Period: Each calendar month beginning with August, 1994.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp.
       April 14, 1993
       Ref. No.:  1509.0
       Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Lou L. Pai
Vice President, Marketing         Vice President       April 14, 1993

        To:     Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     April 15, 1993

                             REVISED CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1514.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

      Enron Risk Management Services Corp.
      April 15, 1993
      Ref. No.:  1514.0
      Page 2

      Quantity Per                 Period               Quantity Per Day
      Period:                                              Per Period
                                March 1, 1994
                                     thru                 15,000/MMBtu
                                March 31, 1994
                                April 1, 1994
                                     thru                 15,000/MMBtu
                                April 30, 1994
                                 May 1, 1994
                                     thru                 15,000/MMBtu
                                 May 31, 1994
                                 June 1, 1994
                                     thru                 15,000/MMBtu
                                June 30, 1994
                                 July 1, 1994
                                     thru                 15,000/MMBtu
                                July 31, 1994
                               October 1, 1994
                                     thru                 15,000/MMBtu
                               October 31, 1994

                                "MMBtu" means one million British thermal
                                Units.

      Effective Date:           March 1, 1994

      Termination Date:         October 31, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        ERMS

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Enron Risk Management Services Corp.
      April 15, 1993
      Ref. No.:  1514.0
      Page 3

      Fixed Amount:             $2.245/MMBtu/Dry x 15,000 MMBtu per day for
                                the delivery month of March, 1994.
                                $2.21/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of April, 1994.
                                $2.223/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of May, 1994.
                                $2.235/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of June, 1994.
                                $2.245/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of July, 1994.
                                $2.315/MMBtu/Dry x 15,000 MMBtu per day for the delivery month of October, 1994.

      Period: Each calendar month beginning with March, 1994.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     EOG

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period: Each calendar month beginning with March, 1994.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.

      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the

      Enron Risk Management Services Corp.
      April 15, 1993
      Ref. No.:  1514.0
      Page 4

      mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

      Andrew N. Hoyle                   Joseph Pokalsky
      Vice President, Marketing         Vice President       April 15, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  April 26, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  1533.01

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       April 26, 1993
       Ref. No.:  1533.01
       Page 2

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                          August 1, 1993
                               thru                 50,000/MMBtu
                         August 31, 1993
                        September 1, 1993
                               thru                 50,000/MMBtu
                        September 30, 1993
                         October 1, 1993
                               thru                 50,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 50,000/MMBtu
                        November 30, 1993
                         December 1, 1993
                               thru                 50,000/MMBtu
                        December 31, 1993

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           August 1, 1993

Termination Date:         December 31, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being July
                          23, 1993.

Fixed Amount:             $2.31/MMBtu/Dry x 50,000 MMBtu per day for
                          the delivery month of August, 1993.
                          $2.33/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of September, 1993.
                          $2.372/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of October, 1993.
                          $2.472/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of November, 1993.
                          $2.60/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of December, 1993.

       Enron Risk Management Services Corp.
       April 26, 1993
       Ref. No.:  1533.01
       Page 3

Period: Each calendar month beginning with August, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last NYMEX Trading Day for the natural
                          gas contract for the appropriate delivery month. The first Period End Date being July
                          23, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month of beginning with August, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with August, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed

       Enron Risk Management Services Corp.
       April 26, 1993
       Ref. No.:  1533.01
       Page 4

by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President       April 26, 1993

        To:     Enron Oil & Gas Marketing, Inc.
                1400 Smith Street
                Houston, TX  77002

      Attn:     Business Development Dept.

      From:     Enron Risk Management Services Corp.
                1400 Smith Street
                Houston, TX  77002

      Date:     April 25, 1993

                                 CONFIRMATION LETTER

      ERMS Transaction Reference No.:  1569.0

           The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

           The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

           Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

           This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

      Dated As Of:                June 1, 1991

      Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

      And:                        Enron Risk Management Services
                                  Corp. (ERMS)

           Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

           The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

      Commodity:                  Pipeline quality natural gas
                                  ("Natural Gas")

      Enron Risk Management Services Corp.
      April 25, 1993
      Ref. No.:  1569.0
      Page 2

      Quantity Per                 Period               Quantity Per Day
      Period:                                              Per Period
                                March 1, 1994
                                     thru                 10,000/MMBtu
                                March 31, 1994
                                April 1, 1994
                                     thru                 10,000/MMBtu
                                April 30, 1994
                                 May 1, 1994
                                     thru                 10,000/MMBtu
                                 May 31, 1994
                                 June 1, 1994
                                     thru                 10,000/MMBtu
                                June 30, 1994
                                 July 1, 1994
                                     thru                 10,000/MMBtu
                                July 31, 1994
                                August 1, 1994
                                     thu                  10,000/MMBtu
                               August 31, 1994
                              September 1, 1994
                                     thru                 10,000/MMBtu
                              September 30, 1994
                               October 1, 1994
                                     thru                 10,000/MMBtu
                               October 31, 1994

                                "MMBtu" means one million British thermal
                                Units.

      Effective Date:           March 1, 1994

      Termination Date:         October 31, 1994

           The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

      Fixed Price Payor:        ERMS

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Enron Risk Management Services Corp.
      April 25, 1993
      Ref. No.:  1569.0
      Page 3

      Fixed Amount:             $2.269/MMBtu/Dry x 310,000 MMBtu per month
                                for the delivery month of March, 1994.
                                $2.269/MMBtu/Dry x 300,000 MMBtu per month for the delivery month of April, 1994.
                                $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of May, 1994.
                                $2.269/MMBtu/Dry x 300,000 MMBtu per month for the delivery month of June, 1994.
                                $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of July, 1994.
                                $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of August, 1994.
                                $2.269/MMBtu/Dry x 300,000 MMBtu per month for the delivery month of September, 1994.
                                $2.269/MMBtu/Dry x 310,000 MMBtu per month for the delivery month of October, 1994.

      Period: Each calendar month beginning with March, 1994.

           The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

      Floating Price Payor:     EOG

      Payment Dates:            25th calendar day succeeding each Period End
                                Date.

      Period End Date:          The last NYMEX Trading Day for the natural
                                gas contract for the appropriate delivery month. The first Period End Date being
                                February 18, 1994.

      Floating Amount:          The product of:  The Quantity Per Period x
                                the average of the settlement prices for the natural gas contract on the New York
                                Mercantile Exchange for the appropriate
                                delivery month of beginning with March, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

      Period: Each calendar month beginning with March, 1994.

      Banking Day Convention:   If any specified Payment Date is not a New
                                York Banking Day such Payment Date will be the first following day which is a New York
                                Banking Day.

      Enron Risk Management Services Corp.
      April 25, 1993
      Ref. No.:  1569.0
      Page 4

      Alternate Component Prices:

           If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

           Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

           The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

           Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

           Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

      Regards,

      ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

      Andrew N. Hoyle                   Joseph Pokalsky
      Vice President, Marketing         Vice President       April 25, 1993

          To:     Enron Oil & Gas Marketing, Inc.
                  1400 Smith Street
                  Houston, TX  77002

        Attn:     Business Development Dept.

        From:     Enron Risk Management Services Corp.
                  1400 Smith Street
                  Houston, TX  77002

        Date:     July 14, 1993

                             REVISED CONFIRMATION LETTER

        ERMS Transaction Reference No.:  01986.00

             The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

             The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

             Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

             This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

        Dated As Of:                June 1, 1991

        Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

        And:                        Enron Risk Management Services
                                    Corp. (ERMS)

             Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

             The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

        Commodity:                  Pipeline quality natural gas
                                    ("Natural Gas")

        Enron Risk Management Services Corp.
        July 14, 1993
        Ref. No.:  01986.00
        Page 2

        Quantity Per                 Period               Quantity Per Day
        Period:                                              Per Period
                                  August 1, 1993
                                       thru                100,000/MMBtu
                                 August 31, 1993
                                September 1, 1993
                                       thru                 50,000/MMBtu
                                September 30, 1993
                                 November 1, 1993
                                       thru                100,000/MMBtu
                                November 30, 1993
                                 December 1, 1993
                                       thru                100,000/MMBtu
                                December 31, 1993

                                  "MMBtu" means one million British thermal
                                  Units.

        Effective Date:           August 1,1993

        Termination Date:         December 31, 1993


             The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:


        Fixed Price Payor:        EOG

        Payment Dates:            Twenty-five days after each Period End
                                  Date.

        Period End Date:          The last day of each calendar month for
                                  appropriate delivery month.  The first
                                  Period End Date being August 31, 1993.

        Fixed Amount:             $2.05/MMBtu/Dry x 100,000 MMBtu per day for
                                  the delivery month of August, 1993.
                                  $2.075/MMBtu/Dry x 50,000 MMBtu per day for the delivery month of September, 1993.

        Fixed Amount:             $2.33/MMBtu/Dry x 100,000 MMBtu per day for
                                  the delivery month of November, 1993.
                                  $2.50/MMBtu/Dry x 100,000 MMBtu per day for the delivery month of December, 1993.

        Period: Each calendar month beginning with August, 1993.

        Enron Risk Management Services Corp.
        July 14, 1993
        Ref. No.:  01986.00
        Page 3

             The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

        Floating Price Payor:     ERMS

        Payment Dates:            Twenty-five days after each Period End
                                  Date.

        Period End Date:          The last day of each calendar month for
                                  appropriate delivery month.  The first
                                  Period End Date being August 31, 1993.

        Floating Amount:          The product of:  The Quantity Per Period x
                                  the average of the settlement prices for the natural gas contract on the New York
                                  Mercantile Exchange for the appropriate
                                  delivery month beginning with August, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

        Period: Each calendar month beginning with August, 1993.

        Banking Day Convention:   If any specified Payment Date is not a New
                                  York Banking Day such Payment Date will be the first following day which is a New
                                  York Banking Day.

        Alternate Component Prices:

             If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

             Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

        Enron Risk Management Services Corp.
        July 14, 1993
        Ref. No.:  01986.00
        Page 4

             The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

             Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

             Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

        Regards,

        ENRON OIL & GAS MARKETING, INC.  ENRON RISK MANAGEMENT SERVICES CORP.

        Andrew N. Hoyle                  Joseph Pokalsky
        Vice President, Marketing        Vice President      July 14, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  August 23, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  02217.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

       Enron Risk Management Services Corp.
       August 23, 1993
       Ref. No.:  02217.00
       Page 2

Quantity Per                 Period              Quantity Per Month
Period:                                              Per Period
                         December 1, 1993
                               thru                1,600,000/MMBtu
                        December 31, 1993
                         January 1, 1994
                               thru                2,200,000/MMBtu
                         January 31, 1994
                         February 1, 1994
                               thru                1,070,000/MMBtu
                        February 28, 1994

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           December 1, 1993

Termination Date:         February 28, 1994

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being December 31, 1993.

Fixed Amount:             $2.575/MMBtu/Dry x 1,600,000 MMBtu per month
                          for the delivery month of December, 1993.
                          $2.535/MMBtu/Dry x 2,200,000 MMBtu per month for the delivery month of January, 1994.
                          $2.355/MMBtu/Dry x 1,070,000 MMBtu per month for the delivery month of February, 1994.

Period: Each calendar month beginning with December, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

       Enron Risk Management Services Corp.
       August 23, 1993
       Ref. No.:  02217.00
       Page 3

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being December 31, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month beginning with December, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with December, 1993.

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp.
       August 23, 1993
       Ref. No.:  02217.00
       Page 4

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President      August 23, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  August 25, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  02227.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")


Quantity Per                 Period              Quantity Per Month
Period:                                              Per Period
                         February 1, 1994
                               thru                1,180,000/MMBtu
                        February 28, 1994

       Enron Risk Management Services Corp.
       August 25, 1993
       Ref. No.:  02227.00
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           February 1, 1994

Termination Date:         February 28, 1994


       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being February 28, 1994.

Fixed Amount:             $2.365/MMBtu/Dry x 1,180,000 MMBtu per month
                          for the delivery month of February, 1994.

Period: Each calendar month beginning with February, 1994.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being February 28, 1994.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month beginning with February, 1994 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with February, 1994.

       Enron Risk Management Services Corp.
       August 25, 1993
       Ref. No.:  02227.00
       Page 3

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President      August 25, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  September 7, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  02278.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")


Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                         October 1, 1993
                               thru                 30,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 30,000/MMBtu
                        November 30, 1993

       Enron Risk Management Services Corp.
       September 7, 1993
       Ref. No.:  02278.00
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           October 1, 1993

Termination Date:         November 30, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being October 31, 1993.

Fixed Amount:             $2.285/MMBtu/Dry x 30,000 MMBtu per day for
                          the delivery month of October, 1993.
                          $2.385/MMBtu/Dry x 30,000 MMBtu per day for the delivery month of November, 1993.

Period:                   Each calendar month beginning with October
                          31, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being October 31, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month beginning with October, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with October, 1993.

       Enron Risk Management Services Corp.
       September 7, 1993
       Ref. No.:  02278.00
       Page 3

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President      September 7, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  September 10, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  02299.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")


Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                         October 1, 1993
                               thru                 25,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 25,000/MMBtu
                        November 30, 1993

       Enron Risk Management Services Corp.
       September 10, 1993
       Ref. No.:  02299.00
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           October 1, 1993

Termination Date:         November 30, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being October 31, 1993.

Fixed Amount:             $2.215/MMBtu/Dry x 25,000 MMBtu per day for
                          the delivery month of October, 1993.
                          $2.325/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.

Period:                   Each calendar month beginning with October
                          31, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being October 31, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month beginning with October, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with October, 1993.

       Enron Risk Management Services Corp.
       September 10, 1993
       Ref. No.:  02299.00
       Page 3

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President   September 10, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  September 16, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  02372.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

Quantity Per                 Period               Quantity Per Day
Period:                                              Per Period
                         October 1, 1993
                               thru                 25,000/MMBtu
                         October 31, 1993
                         November 1, 1993
                               thru                 25,000/MMBtu
                        November 30, 1993

       Enron Risk Management Services Corp.
       September 16, 1993
       Ref. No.:  02372.00
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           October 1, 1993

Termination Date:         November 30, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being October 31, 1993.

Fixed Amount:             $2.105/MMBtu/Dry x 25,000 MMBtu per day for
                          the delivery month of October, 1993.
                          $2.205/MMBtu/Dry x 25,000 MMBtu per day for the delivery month of November, 1993.

Period:                   Each calendar month beginning with October
                          31, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being October 31, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month beginning with October, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with October, 1993.

       Enron Risk Management Services Corp.
       September 16, 1993
       Ref. No.:  02372.00
       Page 3

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President    September 16, 1993

  To:  Enron Oil & Gas Marketing, Inc.
       1400 Smith Street
       Houston, TX  77002

Attn:  Business Development Dept.

From:  Enron Risk Management Services Corp.
       1400 Smith Street
       Houston, TX  77002

Date:  October 6, 1993

                          CONFIRMATION LETTER

ERMS Transaction Reference No.:  02647.00

       The purpose of this communication is to set forth the terms and conditions of the Swap Transaction entered into between us as of the Effective Date specified below (the "Swap Transaction"). This communication constitutes a "Confirmation" as referred to in the master swap agreement specified below.

       The definitions and provisions contained in the 1987 Interest Rate and Currency Exchange Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

       Each party represents that it is entering into this transaction in connection with its line of business and that the terms hereof have been individually tailored and negotiated.

       This Confirmation supplements, forms part of, and is subject to, the following master swap agreement upon execution thereof:

Dated As Of:                June 1, 1991

Between:                    Enron Oil & Gas Marketing, Inc. (EOG)

And:                        Enron Risk Management Services
                            Corp. (ERMS)

       Upon execution, all provisions contained in the master swap agreement will govern this Confirmation except as expressly modified below.

       The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Commodity:                  Pipeline quality natural gas
                            ("Natural Gas")

Quantity Per                 Period              Quantity Per Month
Period:                                              Per Period
                         November 1, 1993
                               thru                1,650,000/MMBtu
                        November 30, 1993

       Enron Risk Management Services Corp.
       October 6, 1993
       Ref. No.:  02647.00
       Page 2

                          "MMBtu" means one million British thermal
                          Units.

Effective Date:           November 1, 1993

Termination Date:         November 30, 1993

       The terms of this Swap Transaction relating to the Fixed Price Payor are as follows:

Fixed Price Payor:        EOG

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being November 30, 1993.

Fixed Amount:             $2.18/MMBtu/Dry x 1,650,000 MMBtu per month
                          for the delivery month of November, 1993.

Period:                   Each calendar month beginning with November
                          30, 1993.

       The terms of this Swap Transaction relating to the Floating Price Payor are as follows:

Floating Price Payor:     ERMS

Payment Dates:            Twenty-five days after each Period End Date.

Period End Date:          The last calendar day for the appropriate
                          delivery month. The first Period End Date being November 30, 1993.

Floating Amount:          The product of:  The Quantity Per Period x
                          the average of the settlement prices for the natural gas contract on the New York
                          Mercantile Exchange for the appropriate
                          delivery month beginning with November, 1993 for the last three NYMEX Trading Days for the natural gas contract for that month of delivery.

Period: Each calendar month beginning with November, 1993.

       Enron Risk Management Services Corp.
       October 6, 1993
       Ref. No.:  02647.00
       Page 3

Banking Day Convention:   If any specified Payment Date is not a New
                          York Banking Day such Payment Date will be the first following day which is a New York
                          Banking Day.

Alternate Component Prices:

       If NYMEX Natural Gas Settlement Prices are not published for any Period, the Price for such Period shall be the amount determined by the mutual agreement of the parties in good faith to most closely reflect the average spot price in Dollars per MMBtu for that period for natural gas delivered to Henry Hub, LA.

       Subject to the netting of cross payments as provided in the master swap agreement referred to herein, each party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return acknowledgment to such effect to the attention of the Enron Risk Management Services Corp. (Fax No. 713/646-3564) within three New York Banking Days following this Confirmation.

       The parties agree that this Swap Transaction will be governed by and subject to the terms and conditions of a master swap agreement upon execution thereof.

       Please check this Confirmation carefully upon receipt so that errors and discrepancies can promptly be identified and rectified.

       Enron Risk Management Services Corp. is very pleased to have concluded this transaction with you.

Regards,

ENRON OIL & GAS MARKETING, INC.   ENRON RISK MANAGEMENT SERVICES CORP.

Andrew N. Hoyle                   Joseph Pokalsky
Vice President, Marketing         Vice President      October 6, 1993